UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2015

Cinemark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Dallas Parkway, Suite 500, Plano, Texas 75093

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 972.665.1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On June 4, 2015, the board of directors (the “Board”) of Cinemark Holdings, Inc. (the “Company”, “we” or “our”) elected Mr. Mark Zoradi to the Board.

Mr. Zoradi was elected to be a Class II director to fill the vacancy created by the departure of Mr. Peter Ezersky.

The Board has named Mr. Zoradi as a member of the Audit Committee and the New Ventures Committee of the Board.

As a non-employee director, Mr. Zoradi shall be compensated according to our compensation policy for non-employee directors. Pursuant to that policy he will receive a base retainer of $60,000, additional retainers of $10,000 and $5,000 for serving as a member of the Audit Committee and the New Ventures Committee respectively, and an annual grant of restricted shares of the Company’s common stock valued at $110,000. The number of restricted shares to be issued is determined by dividing $110,000 by the fair market value of a share of common stock on the grant date (June 15), rounded down to the nearest whole share. The initial award and each annual award generally vest on the first anniversary of the grant date, subject to continued service to the Company through the vesting dates.

We issued a press release dated June 4, 2015, announcing the appointment of Mr. Zoradi to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On June 4, 2015, we held our 2015 annual meeting of stockholders (the “Annual Meeting”).

(b)	There were three matters submitted to stockholders at the Annual Meeting.

1.	To elect two Class II directors to serve for three years on our board of directors;

2.	To approve and ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.	To hold an advisory vote on executive compensation.

The items are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 24, 2015.

The final voting results were as follows:

Item 1:	Election of Directors

Stockholders elected both Class II director nominees. The votes for the nominees were cast as follows:

Nominee	For	Withheld	Broker Non- Votes
Carlos M. Sepulveda	101,122,486	1,551,011	6,419,283
Tim Warner	102,226,463	447,034	6,419,283

Item 2:	Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The votes were cast as follows:

For	Against	Abstain
108,674,456	348,351	69,973

Item 3:	Advisory Vote on Executive Compensation

Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ending December 31, 2014 as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion. The advisory votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
97,611,998	4,973,788	87,711	6,419,283

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated June 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.

By:	/s/ Michael D. Cavalier
Name:	Michael D. Cavalier
Title:	Executive Vice President - General Counsel

Date: June 5, 2015

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